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                                                                    Exhibit 23.1


                        Consent of Independent Auditors

We consent to the reference to our firm under the captions "Summary Historical Financial Data," "Selected Historical Combined Financial Data," and "Experts," and to the use of our report dated May 3, 2000, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-36330) and related Prospectus of Axcelis Technologies, Inc. for the registration of shares of its common stock.



Cleveland, Ohio
June 29, 2000                                           /s/ Ernst & Young LLP